Exhibit 10.9.10

EXECUTION

AMENDMENT NO. 10

TO MASTER REPURCHASE AGREEMENT

Amendment No. 10 to Master Repurchase Agreement, dated as of April 6, 2020 (this “Amendment”), by and between Bank of America, N.A. (“Buyer”) and United Shore Financial Services, LLC (“Seller”).

RECITALS

Buyer and Seller are parties to that certain Master Repurchase Agreement, dated as of December 31, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Existing Master Repurchase Agreement”; and as amended by this Amendment, the “Master Repurchase Agreement”).

Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement.

Accordingly, Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1.     Temporary Amendment. For purposes of this Amendment, Section 1 shall be effective solely during the period commencing on March 26, 2020 through and including May 1, 2020 (the “Temporary Amendment Period”):

1.1     Affirmative Covenants. Section 9.1 of the Existing Master Repurchase Agreement is hereby amended by deleting subsection (d) in its entirety and replacing it with the following, which amendment shall be effective solely during the Temporary Amendment Period.

(d)     Daily Liquidity Forecast. Each Business Day, Seller shall deliver to Buyer a daily liquidity forecast in form and substance acceptable to Buyer.

SECTION 2.     Fees and Expenses. Seller hereby agrees to pay to Buyer, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

SECTION 3.     Conditions Precedent. This Amendment shall become effective as of the date hereof upon Buyer’s receipt of this Amendment, executed and delivered by a duly authorized officer of Buyer and Seller.

SECTION 4.     Limited Effect. Section 1 of this Amendment shall expire upon the expiration of the Temporary Amendment Period, at which time the terms of the Master Repurchase Agreement shall revert back to those set forth in the Existing Master Repurchase Agreement except where permanently modified by this Amendment. Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.     Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 6.     Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7.     GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF. the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA. N.A., as Buyer

By:	/s/ Adam Robitshek
	Name:	Adam Robitshek
	Title:	Director

UNITED SHORE FINANCIAL SERVICES, LLC, as Seller

By:	/s/ Timothy J. Forrester
	Name:	Timothy J. Forrester
	Title:	CFO & EVP

Signature Page to Amendment No. 10 to Master Repurchase Agreement (BANA/United Shore)